EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo J. Heinl, Chief Accounting Officer of Greenworld Development, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The  Company's  Quarterly  Report on Form 10-Q for the quarter  ended March 31, 2011, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  fully  complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

/s/ Leo J. Heinl
Leo J. Heinl
Chief Accounting Officer
Date: August 15, 2011

This  certification  accompanies  the  Report  pursuant  to  Section  906 of the Sarbanes-Oxley  Act of 2002 and  shall not be deemed  filed by the  Company  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906,  has been  provided to the Company and will be retained by the Company and furnished to the  Securities  and Exchange  Commission or its staff upon request.